Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	AutoNavi Holdings Ltd
Entity Central Index Key	0001489895
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	195,837,580
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 199,696	$ 103,105
Restricted cash		485
Term deposits		62,716
Accounts receivable, net of allowance for doubtful accounts of $419 and $823 as of December 31, 2010 and 2011, respectively	37,329	23,752
Due from related parties	221	1,212
Prepaid expense and other current assets	5,725	5,415
Deferred tax assets-current	1,355	378
Total current assets	244,326	197,063
Properties and equipment, net	49,245	41,571
Equity method investments	4,442	5,102
Prepaid consideration in connection with equity investment	183
Acquired intangible assets, net	6,855	996
Goodwill	8,747	3,242
Deferred tax assets-non-current	224	292
Other long term assets	445	357
TOTAL ASSETS	314,467	248,623
Liabilities
Accounts payable (including accounts payable of the consolidated variable interest entities without recourse to AutoNavi Holdings Limited $1,523 and $2,358 as of December 31, 2010 and 2011, respectively)	2,364	1,523
Deferred revenue (including deferred revenue of the consolidated variable interest entities without recourse to AutoNavi Holdings Limited $3,730 and $5,567 as of December 31, 2010 and 2011, respectively)	7,328	5,895
Accrued expenses and other current liabilities (including accrued expenses and other current liabilities of the consolidated variable interest entities without recourse to AutoNavi Holdings Limited $13,907 and $23,944 as of December 31, 2010 and 2011, respectively)	26,071	14,690
Income tax payable (including Income taxes payable of the consolidated variable interest entities without recourse to AutoNavi Holdings Limited $5,168 and $7,394 as of December 31, 2010 and 2011, respectively)	7,481	5,215
Forward contract (including forward contract of the consolidated variable interest entities without recourse to AutoNavi Holdings Limited nil and nil as of December 31, 2010 and 2011, respectively)		2,465
Total current liabilities	43,244	29,788
Non-current liabilities
Deferred tax liability-non-current (including Deferred tax liability of the consolidated variable interest entities without recourse to AutoNavi Holdings Limited $473 and $1,191 as of December 31, 2010 and 2011, respectively)	1,345	473
Total liabilities	44,589	30,261
Commitments (Note 22)
Equity
Ordinary shares ($0.0001 par value; 460,000,000 shares authorized; 195,802,580 and 195,837,580 shares issued, and 188,632,684 and 191,473,716 outstanding as of December 31, 2010 and 2011, respectively)	19	19
Additional paid-in capital	175,726	169,132
Statutory reserve	9,363	6,322
Retained earnings	61,517	28,023
Accumulated other comprehensive income	18,262	11,449
Total AutoNavi Holdings Limited shareholders' equity	264,887	214,945
Noncontrolling interest	4,991	3,417
Total equity	269,878	218,362
TOTAL LIABILITIES AND EQUITY	$ 314,467	$ 248,623

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	$ 823	$ 419
Accounts payable	2,364	1,523
Deferred revenue	7,328	5,895
Accrued expenses and other current liabilities	26,071	14,690
Income tax payable	7,481	5,215
Forward contract		2,465
Deferred tax liability-non-current	1,345	473
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	460,000,000	460,000,000
Ordinary shares, shares issued	195,837,580	195,802,580
Ordinary shares, shares outstanding	191,473,716	188,632,684
Consolidated Variable Interest Entities Without Recourse To The Parent Company [Member]
Accounts payable	2,358	1,523
Deferred revenue	5,567	3,730
Accrued expenses and other current liabilities	23,944	13,907
Income tax payable	7,394	5,168
Forward contract
Deferred tax liability-non-current	$ 1,191	$ 473

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue	$ 129,749	$ 87,550	$ 58,953
Business tax	(2,789)	(1,785)	(1,790)
Net revenues	126,960	85,765	57,163
Cost of revenues	(35,021)	(28,328)	(20,031)
Gross profit	91,939	57,437	37,132
Operating expenses
Research and development	(23,720)	(12,732)	(7,338)
Selling and marketing	(16,428)	(9,335)	(5,608)
General and administrative	(15,114)	(12,769)	(9,613)
Impairments of intangible assets	(19)
Total operating expenses	(55,281)	(34,836)	(22,559)
Government subsidies	163	748	1,016
Operating income	36,821	23,349	15,589
Gain on re-measurement of fair value of the equity method investment	995
Investment income			109
Interest income	5,226	1,991	295
Change in fair value of forward contract	2,465	(2,465)
Foreign exchange gains/ (loss)	(1,579)	1,504
Other income	188	94
Income before income taxes, share of net income/ (loss) of equity accounted investment and discontinued operations	44,116	24,473	15,993
Income tax expense	(5,086)	(4,041)	(1,144)
Share of net income/ (loss) of equity method investment, net of tax	(653)	(238)	156
Income from continuing operations	38,377	20,194	15,005
Discontinued operations:
Loss from discontinued operations before income tax			(4,328)
Income tax benefit			147
Loss from discontinued operations, net of tax			(4,181)
Net income	38,377	20,194	10,824
Less: Net income attributable to noncontrolling interest	1,842	1,059	433
Net income attributable to AutoNavi Holdings Limited shareholders	36,535	19,135	10,391
Net income from continuing operations attributable to AutoNavi Holdings Limited shareholders:
Basic	$ 0.19	$ 0.11	$ 0.1
Diluted	$ 0.18	$ 0.1	$ 0.1
Net loss on discontinued operations attributable to AutoNavi Holdings Limited shareholders:
Basic			$ (0.03)
Diluted			$ (0.03)
Net income attributable to AutoNavi Holdings Limited shareholders
Basic	$ 0.19	$ 0.11	$ 0.07
Diluted	$ 0.18	$ 0.1	$ 0.07
Weighted average number of shares used in calculating net income per ordinary share
Basic	190,132,407	149,684,032	115,675,022
Diluted	201,230,735	182,696,079	157,188,766
Cost Of Revenues [Member]
Share-based compensation expense included in
Allocated Share-based Compensation Expense	232	608	268
Research And Development Expense [Member]
Share-based compensation expense included in
Allocated Share-based Compensation Expense	2,464	1,559	601
Selling And Marketing [Member]
Share-based compensation expense included in
Allocated Share-based Compensation Expense	1,705	1,324	143
General And Administrative [Member]
Share-based compensation expense included in
Allocated Share-based Compensation Expense	961	2,966	1,864
Discontinued Operations [Member]
Share-based compensation expense included in
Allocated Share-based Compensation Expense			$ 1,956

Consolidated Statements Of Changes In Equity And Comprehensive Income (USD $) In Thousands, except Share data, unless otherwise specified	Ordinary Shares [Member]	Additional Paid-In Capital [Member]	Statutory Reserve [Member]	Retained Earnings/ (Accumulated Deficit) [Member]	Accumulated Other Comprehensive Income [Member]	Total AutoNavi Holdings Limited Shareholders' Equity [Member]	Noncontrolling Interest [Member]	Total Comprehensive Income [Member]	Total
Balance at Dec. 31, 2008	$ 12	$ 20,404	$ 2,004	$ 3,719	$ 7,999	$ 34,138	$ 1,758		$ 35,896
Balance, shares at Dec. 31, 2008	114,000,000
Provision of statutory reserve			1,708	(1,708)
Repurchase of shares	(1)					(1)			(1)
Repurchase of shares, shares	(11,652,000)
Spin-off of telematics business (Note 4)				(904)		(904)			(904)
Additional capital injection in Yadao		(58)				(58)	58
Vesting of nonvested shares, shares	5,899,000
Share-based compensation		4,832				4,832			4,832
Comprehensive income:
Net income				10,391		10,391	433	10,824	10,824
Foreign currency translation adjustment					(76)	(76)		(76)	(76)
Total comprehensive income								10,748
Balance at Dec. 31, 2009	11	25,178	3,712	11,498	7,923	48,322	2,249		50,571
Balance, shares at Dec. 31, 2009	108,247,000
Provision of statutory reserve			2,610	(2,610)
Conversion of Series A preferred shares to ordinary shares upon the initial public offering ("IPO"),	4	39,322				39,326			39,326
Conversion of Series A preferred shares to ordinary shares upon the initial public offering ("IPO"), shares	40,000,000
Issuance of ordinary shares upon IPO, net of $12,171 offering cost	3	98,048				98,051			98,051
Issuance of ordinary shares upon IPO, net of $12,171 offering cost, shares	35,175,000
Vesting of nonvested shares	1	(1)
Vesting of nonvested shares, shares	4,851,000
Issuance of ordinary shares in connection with exercise of share options (Note 15)		128				128			128
Issuance of ordinary shares in connection with exercise of share options (Note 15), shares	359,684
Share-based compensation		6,457				6,457			6,457
Comprehensive income:
Net income				19,135		19,135	1,059	20,194	20,194
Foreign currency translation adjustment					3,526	3,526	109	3,635	3,635
Total comprehensive income								23,829
Balance at Dec. 31, 2010	19	169,132	6,322	28,023	11,449	214,945	3,417		218,362
Balance, shares at Dec. 31, 2010	188,632,684
Provision of statutory reserve			3,041	(3,041)
Vesting of nonvested shares, shares	35,000
Issuance of ordinary shares in connection with exercise of share options (Note 15)		1,232				1,232			1,232
Issuance of ordinary shares in connection with exercise of share options (Note 15), shares	2,806,032
Share-based compensation		5,362				5,362			5,362
Dividends paid to noncontrolling interest of ADF Navigation							(468)		(468)
Comprehensive income:
Net income				36,535		36,535	1,842	38,377	38,377
Foreign currency translation adjustment					6,813	6,813	200	7,013	7,013
Total comprehensive income								45,390
Balance at Dec. 31, 2011	$ 19	$ 175,726	$ 9,363	$ 61,517	$ 18,262	$ 264,887	$ 4,991		$ 269,878
Balance, shares at Dec. 31, 2011	191,473,716

Consolidated Statements Of Changes In Equity And Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Consolidated Statements Of Changes In Equity And Comprehensive Income [Abstract]
Issuance of ordinary shares upon IPO, offering cost	$ 12,171

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income	$ 38,377	$ 20,194	$ 10,824
Adjustments to reconcile net income to net cash provided by operating activities
Share of net (income)/ loss of equity method investments	653	238	(156)
Gain on re-measurement of fair value of the equity method investment	(995)
Depreciation and amortization	7,119	4,139	4,543
Provision of allowance for doubtful accounts	415	313	44
Loss/(gain) on disposal of properties and equipment	(35)	240	515
Loss on impairments of goodwill and indefinite-lived intangible assets	19
Change in fair value of forward contract	(2,465)	2,465
Share-based compensation	5,362	6,457	4,832
Deferred tax	(886)	(181)	(217)
Changes in operating assets and liabilities
Accounts receivable	(10,806)	(4,609)	(9,524)
Prepaid expenses and other current assets	201	(1,204)	404
Other long term assets	(70)	(13)	38
Accounts payable	256	795	(1,576)
Accrued expense and other current liabilities	9,476	3,925	4,036
Deferred revenue	(1,031)	2,671	(4,309)
Income tax payable	2,241	3,099	1,041
Due from related parties	(60)
Net cash provided by operating activities	47,771	38,529	10,495
Cash flows from investing activities
Decrease in restricted cash	495		264
Purchase/maturity of term deposits	61,175	(62,198)
Payments made for equity method investments	(688)		(3,659)
Loans made to related parties			(275)
Repayment of loans made to related parties	1,081	15,623	2,196
Purchase of properties and equipment	(10,265)	(23,955)	(974)
Proceeds from disposal of properties and equipment	126	75	118
Considerations paid in business acquisitions (net of cash acquired of $2,148)	(9,305)
Net cash (used in)/provided by investing activities	42,619	(70,455)	(2,330)
Cash flows from financing activities
Payment made in connection with repurchase of shares			(1)
Cash distributed on discontinued operations			(1,156)
Cash received from exercise of share option	1,232	98
Proceeds from issuance of ordinary shares upon IPO		110,222
Offering costs paid in connection with the IPO		(11,117)	(1,054)
Dividends paid to noncontrolling interest of ADF Navigation	(468)
Net cash (used in)/provided by financing activities	764	99,203	(2,211)
Net increase in cash	91,154	67,277	5,954
Effect of exchange rate changes	5,437	1,112	(15)
Cash at the beginning of year	103,105	34,716	28,777
Cash at the end of year	199,696	103,105	34,716
Supplemental disclosures of cash flow information Income tax paid	$ 3,776	$ 1,099	$ 412

Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Consolidated Statements Of Cash Flows [Abstract]
Considerations paid in business acquisitions, cash acquired	$ 2,148

Organization And Principal Activities	12 Months Ended
Dec. 31, 2011
Organization And Principal Activities [Abstract]
Organization And Principal Activities
1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

AutoNavi Holdings Limited. ("AutoNavi" or the "Company") was incorporated in the Cayman Islands on June 2, 2006. The Company, its subsidiaries, its consolidated variable interest entities ("VIEs") and VIEs' subsidiaries (collectively the "Group") are primarily engaged in providing digital map content, navigation and location-based solutions in the People's Republic of China ("PRC").

As of December 31, 2011, details of the Company's subsidiaries, its VIEs and VIEs' subsidiaries were as follows:

	Later of acquisition/ incorporation	Place of establishment/ incorporation	Percentage of economic ownership
Subsidiaries:
AutoNavi International Co., Ltd ("AutoNavi BVI")	August 9, 2006	BVI	100%
AutoNavi Investment Ltd. ("AutoNavi Investment")	January 22, 2008	BVI	100%
AutoNavi Asia Ltd. ("AutoNavi Asia")	January 30, 2008	Hong Kong	100%
AutoNavi Japan Ltd. ("AutoNavi Japan")	March 19, 2009	Japan	100%
AutoNavi Information Technology Co., Ltd. ("AutoNavi Technology")	August 24, 2006	PRC	100%
Shanghai eTag Information Technology Co., Ltd ("Etag")	March 24, 2011	PRC	100%

VIEs:
AutoNavi Software Co., Ltd ("AutoNavi Software")	April 26, 2002	PRC	100%
Beijing MapABC Technology Co., Ltd ("MapABC Technology")	September 28, 2006	PRC	100%

VIE's subsidiaries:
Beijing ADF Navigation Technology Co., Ltd. ("ADF Navigation")	September 28, 2002	PRC	61.91%
Beijing PDAger Technology Development Co., Ltd ("PDAger")	March 10, 2011	PRC	100%
Beijing Zhongke Puhui Technology Development Co., Ltd. ("ZKPH")	June 28, 2006	PRC	75%
Beijing Xingtiandi Information Technology Co., Ltd. ("Xingtiandi Technology")	December 31, 2006	PRC	100%
Xiamen AutoNavi Software Co., Ltd. ("AutoNavi Xiamen")	June 30, 2007	PRC	100%
Beijing Yadao Xingkong Advertising Co., Ltd. ("Yadao Ads")	November 30, 2007	PRC	70%
Beijing Yadao Media & Culture Development Co., Ltd. ("Yadao Media")	November 30, 2007	PRC	70%
Shenzhen Xuancai Technology Co., Ltd. ("Xuancai")	January 31, 2008	PRC	100%

    History of the Group and corporate reorganization

AutoNavi Software was established as a shell company with no operations until acquired by a group of individuals ("the founders") in April 2002 in order to develop digital map data for in-dash navigation systems in automobiles and initially focused on developing mapping technologies.

In September 2002, AutoNavi Software entered into a collaboration agreement primarily with several major in-dash navigation system manufacturers ("the investors"), to help AutoNavi Software develop a map database for the Chinese market through the provision of R&D funding by the investors with no obligation on the part of AutoNavi Software to refund any portion of the funding nor to transfer any rights in the developed map database to the investors. The arrangement took the form of the Company owning 55% of a newly incorporated company, ADF Navigation, with the investors owning 45%. In addition to the R&D funding a loan was provided to ADF Navigation by the investors and they additionally guaranteed a commercial loan to ADF Navigation. The funding of ADF Navigation by the investors ceased in 2006 and the Company acquired additional equity in ADF Navigation to 61.91% on June 30, 2007, for a cash consideration of $524, which was paid in early 2008. In 2007, the loan provided to ADF Navigation by the investors was repaid. ADF Navigation has been consolidated by AutoNavi Software since inception. The interest of the investors is reflected as a non-controlling interest in ADF Navigation at the relevant percentages for the periods presented.

In June 2006, AutoNavi Software acquired a majority shareholding of ZKPH for cash. This was treated as a business combination using purchase accounting.

On August 9, 2006, our founders capitalized AutoNavi, a newly incorporated Cayman Islands company, to be our holding company and it subsequently incorporated two wholly owned intermediate holding company subsidiaries, AutoNavi BVI and AutoNavi Technology.

In September 2006, the Company, through AutoNavi Technology, entered into a series of contractual agreements with AutoNavi Software whereby AutoNavi Software became the 100% consolidated VIE of the Company ("the reorganization"). (See below for a description of the VIE arrangements under which the Company, or its subsidiary, is the primary beneficiary of its consolidated VIEs.)

At the time of concluding the reorganization, the ultimate beneficial shareholders of AutoNavi Software ("the founders") and the Company were identical with no shareholder having, before or after the reorganization, a controlling interest.

The Company has therefore accounted for this transaction as a recapitalization with no change in the basis of the assets and liabilities of AutoNavi Software and the consolidated historical financial statements of the Company for the period prior to its incorporation comprise those of AutoNavi Software and its subsidiaries but with the share capital of the Company upon the reorganization event reflected as if it were the historical share capital for all periods presented.

In September 2006, the Company entered into a series of contractual arrangements with MapABC Technology through which Mr. Tang, the shareholder of MapABC Technology, received 5,700,000 ordinary shares of the Company. MapABC Technology was consolidated by the Company under the VIE arrangements as described below. The acquisition of MapABC Technology has been treated as a business combination using purchase accounting.

In December 2006, the Company, through AutoNavi Software, acquired 100% of the equity of Xingtiandi Technology, which holds a Class A qualification certificate for aerial photogrammetry granted by the State Bureau of Surveying and Mapping, and commenced the aerial photogrammetry business, with its principle customers being government and government agencies. This was treated as a business combination using purchase accounting.

In June 2007, the Company, through AutoNavi Software, acquired 100% of the equity of AutoNavi Xiamen, a software developer specialized in navigation engine software development for personal navigation devices. This was treated as a business combination using purchase accounting.

In November 2007, the Company, through AutoNavi Software, acquired 62.5% of the equity of Yadao Media and Yadao Ads, which operate a magazine named "Chinese National Astronomy". This was treated as a business combination using purchase accounting. In July 2009, the Group further injected $146 into Yadao Media and Yadao Ads to increase the shareholdings in both of the companies to 70%.

On November 18, 2007, the Company, through AutoNavi Software, acquired 20% of the equity interest of PDAger, which provides mobile location based services, for cash consideration of $685. On March 10, 2011, the Group acquired the remaining 80% equity interest in PDAger, including certain technology platform, from the shareholders of PDAger with cash consideration of $8,291. Therefore PDAger became 100% held subsidiary of the Group. This was treated as a business combination using purchase accounting.

On March 24, 2011, the Company, through AutoNavi Technology, acquired 100% equity interest in Etag with cash consideration of $3,162, which is a software developer specialized in mobile location based application software utilized in personal navigation systems, including certain technology patent from the shareholders of Etag. This was treated as a business combination using purchase accounting.

    The VIE arrangements

Applicable PRC laws and regulations prohibit foreign investors from (i) holding a majority equity interest in PRC surveying and mapping companies, (ii) holding equity interest in PRC companies engaging in the production of digital navigation maps and aerial photogrammetry, and (iii) holding a majority equity interest in PRC companies providing internet content or other value-added telecommunication services or internet map services. As a Cayman Islands corporation, the Company is deemed a foreign legal person under PRC laws. Accordingly, AutoNavi Technology, the Company's wholly owned subsidiary in PRC, as a foreign invested company, is currently ineligible to engage in the related business in the PRC.

The Company therefore conducts substantially all of its activities through the VIEs, AutoNavi Software and MapABC Technology, and their subsidiaries in the PRC. To provide the Company the ability to receive the majority of the expected residual returns of the VIEs and their subsidiaries, AutoNavi Technology entered into a series of contractual arrangements with AutoNavi Software and MapABC Technology in September 2006.

•	Agreements that transfer economic benefits to AutoNavi Technology

Exclusive Technology Consulting and Service Agreements. Pursuant to the exclusive technology consulting and service agreements between AutoNavi Technology and the VIEs, AutoNavi Technology has the exclusive right to provide to the VIEs technology consulting and services related to GIS systems, GPS systems, remote sensing technology, digital map, in-dash navigation, portable navigation, internet and mobile location-based services, and certain other business areas. AutoNavi Technology is entitled to charge the VIEs an annual service fees and adjust the service fee rate from time to time according to the amount of services it has provided to the VIEs. There is no limit on the amount of services AutoNavi Technology can potentially provide to the VIEs. Since the senior management teams of VIEs and those of AutoNavi Technology are all assigned by the Company, the agreement effectively entitles AutoNavi Technology to charge the VIEs service fees that amount to substantially all of the net income of VIEs. The term of this agreement will expire on September 27, 2016 and may be extended only with AutoNavi Technology's written confirmation prior to the expiration date. AutoNavi Technology may terminate the agreement at any time by providing 30 days' prior written notice to VIEs.

Patent, Know-how and Domain Name License Agreements. Pursuant to these agreements, AutoNavi Technology grants the VIEs a non-exclusive, non-assignable and non-transferable right to use AutoNavi Technology's patents, know-how and domain names. The VIEs can only use the patents, know-how and domain names to conduct business according to its authorized business scope. The annual license fee is RMB50,000 for each patent, RMB10,000 for each domain name and RMB50,000 for all the know-hows. AutoNavi Technology may waive the license fees at its own discretion. AutoNavi Technology owns the rights to any new technology developed due to implementation of the contract and utilization of AutoNavi Technology's patents and know-how. These agreements have ten-year terms, which will expire on September 27, 2016. In the case of the patent and domain name, the license agreements may expire at the expiration date of the patent and domain name, respectively, if it is less than ten years from the date of the agreement. In addition, with AutoNavi Technology's written confirmation prior to the expiration date, all the license agreements can be extended for one year from time to time.

Exclusive Purchase Option Agreements. Pursuant to the exclusive purchase option agreements among AutoNavi Technology, the VIEs and the shareholders of the VIEs, the VIEs' shareholders irrevocably grant AutoNavi Technology an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in the VIEs. The purchase price would be the legally allowed minimum amount. AutoNavi Technology has sole discretion to decide when to exercise the option, whether in part or in full. The term of the agreement will expire on September 27, 2016 and can be extended for an additional ten years at AutoNavi Technology's discretion.

Equity Pledge Agreements. Pursuant to equity the pledge agreements between AutoNavi Technology and the shareholders of the VIEs, the shareholders of the VIEs pledge all of their equity interests in the VIEs to AutoNavi Technology to guarantee the VIEs' performance of their obligations under the exclusive technology consulting and service agreements, patent, know-how and domain name license agreements. If the VIEs breach their contractual obligations under those agreements, AutoNavi Technology, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests. The shareholders of the VIEs agree that, without prior written consent of AutoNavi Technology, they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests that would prejudice AutoNavi Technology's interest. During the term of the equity pledge agreements, AutoNavi Technology is entitled to receive all the dividends paid on the pledged equity interests. The equity pledge agreement will expire when AutoNavi Software has fully performed its obligations under the exclusive technology consulting and service agreement and patent, know-how and domain name license agreements.

•	Agreements that provide AutoNavi Technology effective control over the VIEs

Operating Agreements. Pursuant to the operating agreements among AutoNavi Technology, the VIEs and the shareholders of the VIEs, the VIEs must designate the candidates nominated by AutoNavi Technology to be the directors on their board of directors, and must appoint the persons recommended by AutoNavi Technology to be its president, financial controller and other senior executives. The VIEs also agree to accept the policies and guidance provided by AutoNavi Technology from time to time relating to employment, termination, operations and financial management. In addition, the VIEs agree that they will not engage in any transactions that could materially affect their assets, liabilities, rights or operations without the prior consent of AutoNavi Technology. Subject to the VIEs' compliance with the terms of these agreements, AutoNavi Technology may guarantee the VIEs' performances under any agreements or arrangements relating to their business operations with any third party. The term of this agreement will expire on September 27, 2016 and may be extended with AutoNavi Technology's written confirmation prior to the expiration date. The term of the extension will be determined by AutoNavi Technology in its written confirmation. AutoNavi Technology may terminate the agreement at any time by providing 30 days' advance written notice to AutoNavi Software and to each of its shareholders. Neither AutoNavi Software nor any of its shareholders may terminate this agreement prior to its expiration date.

Power of attorney. The nominee shareholders of the VIEs each executed an irrevocable power of attorney appointing Mr. Cheng, CEO of AutoNavi Technology, or any person subsequently designated by AutoNavi Technology as their attorney-in-fact to vote on their behalf on all matters of the VIEs requiring shareholder approval under PRC laws and regulations and the articles of association of the VIEs. Power of attorney will remain in force until the earlier of the following events: (1) if the shareholder is instructed by AutoNavi Technology to designate another PRC citizen to be his attorney-in-fact because Mr. Cheng no longer holds any position with AutoNavi Technology, and (2) the operating agreement among AutoNavi Technology, AutoNavi Software and the shareholders of AutoNavi Software is terminated.

As a result of these contractual arrangements, AutoNavi Technology is the primary beneficiary of the VIEs and the Company has consolidated the financial results of the VIEs and their subsidiaries in its consolidated financial statements since the later of the date of inception or acquisition.

In June 2009, the FASB issued an authoritative pronouncement to amend the accounting rules for variable interest entity. The amendments effectively replace the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has (1) the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and (2) the obligation to absorb losses of or the right to receive benefits from the entity. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a variable interest entity operates as designed when determining whether it has the power to direct the activities of the variable interest entity that most significantly impact the entity's economic performance. The new guidance also requires additional disclosures about a reporting entity's involvement with variable interest entities and about any significant changes in risk exposure as a result of that involvement. The new guidance is effective at the start of a reporting entity's first fiscal year beginning after November 15, 2009, and all interim and annual periods thereafter.

The Group adopted the new guidance on January 1, 2010 and the disclosure requirements of the new guidance were retrospectively applied for all the periods presented in the financial statements. Because the Company, through its wholly owned subsidiary, AutoNavi Technology, has (1) the power to direct the activities of the VIEs that most significantly affect the entity's economic performance and (2) the right to receive benefits from the VIEs, it continues to consolidate the VIEs upon the adoption of the new guidance which therefore, other than for additional disclosures, has no accounting impact.

Risks in relation to the VIE structure

The Company believes that AutoNavi Technology's contractual arrangements with the VIEs are in compliance with PRC law and are legally enforceable. The shareholders of the VIEs are also shareholders of the Company and therefore have no current interest in seeking to act contrary to the contractual arrangements. However, uncertainties in the PRC legal system could limit the Company's ability to enforce these contractual arrangements and if the shareholders of the VIE were to reduce their interest in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms, for example by influencing the VIEs not to pay the service fees when required to do so.

The Company's ability to control the VIEs also depends on the power of attorney AutoNavi Technology has to vote on all matters requiring shareholder approval in the VIEs. As noted above, the Company believes this power of attorney is legally enforceable but may not be as effective as direct equity ownership.

In addition, if the legal structure and contractual arrangements were found to be in violation of any existing PRC laws and regulations, the regulatory authorities may exercise their discretion to deal with such violations, including:

•	revoking the business and operating licenses and surveying and mapping qualification certificates of AutoNavi Technology and the VIEs;

•	discontinuing or restricting AutoNavi Technology's and the VIEs' operations;

•

imposing fines, confiscating the income from AutoNavi Technology and the VIEs' operations, or imposing conditions or other requirements with which the Company or AutoNavi Technology or the VIEs may not be able to comply; and

•	requiring the Company or AutoNavi Technology and the VIEs to restructure the relevant ownership structure or operations.

The imposition of any of these penalties may result in a material adverse effect on the Group's ability to conduct its business. In addition, if the imposition of any of these penalties causes the Group to lose the rights to direct the activities of the VIEs and their subsidiaries or the right to receive their economic benefits, the Group would no longer be able to consolidate the VIEs.

The following consolidated financial information of the Group's VIEs and their subsidiaries was included in the accompanying consolidated financial statements before the elimination of the inter-company transactions and balances between VIEs and their subsidiaries as a group and the Company and its subsidiaries as of and for the years ended:

	As of December 31,
	2010	2011
Total assets	89,947	144,986
Net assets	60,595	97,612

	December 31,
	2009	2010	2011
Net revenues	51,823	82,188	114,054
Net income	13,128	22,369	29,826
Net cash provided by operating activities	7,596	10,074	40,413
Net cash used in investing activities	(2,315)	(1,845)	(6,597)
Net cash used in financing activities	(1,156)	—	(468)

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of presentation

The consolidated financial statements of the Group were prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

    Basis of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, its VIEs and its VIE's subsidiaries. All inter-company transactions and balances have been eliminated upon consolidation.

    Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses in the consolidated financial statements and accompanying notes. Significant accounting estimates reflected in the Group's consolidated financial statements include revenue recognition, allowance for doubtful accounts, share-based compensation, impairment of goodwill and intangible assets and income taxes. Actual results could differ from those estimates.

    Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments which are unrestricted as to withdrawal or use or which have maturities of three months or less when purchased.

    Restricted cash

The Group's restricted cash represents $485 deposits in an escrow account as performance security for the sponsorship agreement of World Expo 2010 as of December 31, 2010. The restriction has been removed upon the completion of the sponsorship agreement in March 2011.

    Term deposits

Term deposits consist of deposit placed with financial institutions with original maturities of greater than three months and less than one year. The term deposits are not allowed to be withdrawn before their maturity. The term deposits carry either variable interest or fixed interest rate.

    Fair value

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

•	Level 1-inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•

Level 2-inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3-inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

    Fair value of financial instrument

The Group's financial instruments consist of cash and cash equivalents, restricted cash, term deposits, accounts receivable, amounts due from related parties, equity method investments, accounts payable and forward contract.

The carrying values of accounts receivable, amounts due from related parties, accounts payable, and income tax payables approximate their fair value due to their short-term maturities.

Estimates of fair value of the equity method investments in non-marketable securities cannot be practicably made without incurring excessive costs.

The Group carries forward contract as either assets or liabilities at fair value and recognized change in fair value as gain or loss in each period presented.

    Accounts receivable

Accounts receivable represents receivables derived in the ordinary course of business. The Group establishes an allowance for doubtful accounts based upon estimates, historical experience and other factors surrounding the credit risk of specific customers.

    Properties and equipment, net

Property and equipment, net, are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Building	40 years
Equipment and furniture	2-5 years
Software	3-5 years
Aerial photogrammetry equipment	10 years
Vehicles	2-8 years
Office improvements	Shorter of the term of the lease or the estimated useful lives of the assets

    Equity method investments

Investee companies over which the Group has the ability to exercise significant influence, but does not have a controlling interest are accounted for using the equity method. Significant influence is generally considered to exist when the Group has an ownership interest in the voting stock of the investee between 20% and 50%. Other factors, such as representation on the investee's Board of Directors and the impact of commercial arrangements, are also considered in determining whether the equity method of accounting is appropriate.

An impairment charge is recorded when the carrying amount of the investment exceeds its fair value and this condition is determined to be other-than-temporary.

    Acquired intangible assets with definite lives, net

Acquired intangible assets with definite lives are carried at cost less accumulated amortization. Amortization of customer relationship is computed based on the estimated attrition pattern of the acquired customers. Amortization of other definite-lived intangible assets is computed using the straight-line method. The estimated economic lives of acquired intangible assets with definite lives are as follows:

Operating licenses	1.8-7 years
Contract backlog	1-3 years
Customer relationship	3.3-8 years
Non-compete agreement	3-5.5 years
Complete technology	3.5-4.8 years
Content copyright	0.25 years
Partnership agreement	4.8 years

    Impairment of long-lived assets with definite lives

The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Group measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Group would recognize an impairment loss based on the fair value of the assets.

    Impairment of goodwill and indefinite-lived intangible assets

The Group reviews the carrying value of intangible assets not subject to amortization, including goodwill, to determine whether impairment may exist annually or more frequently if events and circumstances indicate that they might be impaired. Specifically, goodwill impairment is determined using a two-step process. The first step compares the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit's goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Estimating fair value is performed by utilizing various valuation techniques, with the primary technique being a discounted cash flow.

The impairment test for other intangible assets not subject to amortization consists of a comparison of the fair value of the intangible asset with its carrying value. If the carrying value of the intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

    Revenue recognition

The Company derives revenues primarily from the following:

Automotive navigation

    In-dash navigation systems

The Group provides a perpetual license of digital map data to certain automobile manufacturers for in-dash navigation systems on a per copy basis. The Group usually converts its digital map data into different proprietary formats of the in-dash navigation system manufacturers and sends DVD copies or hard disk drives of the converted map data to these companies. Revenues from licensing map data for in-dash navigation systems are recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting accounts receivable is reasonably assured. These criteria are usually met when map data are delivered to the customer's destination. Customer purchase orders and/or contracts are generally used to determine the existence of an arrangement. Shipping documents are used to verify map data delivery. The Group assesses whether a price is fixed or determinable based upon the payment terms associated with the transaction and whether the sales price is subject to refund or adjustment. The Group assesses the collectability of accounts receivable based primarily on the customer's payment history. After the delivery of the map data, there are no post sale obligations other than warranty terms and telephone support to end customers. Customers purchase updated versions of digital map data from the Group separately.

    Aftermarket Navigation Solutions

The Group offers customized solutions to manufactures of dealer option in-dash navigation system and portable navigation device manufacturers (collectively "Manufactures") based on their specific needs, which range from digital map data only to a "total solution" including digital map data, a navigation engine, and a user interface on a per copy basis. Free updates to map data and the related application software may be provided on a when-and-if-available basis.

When no free updates are provided, revenues are recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting accounts receivable is reasonably assured. These criteria are usually met upon the delivery of map data or "total solution". For the total solutions with free updates to map data and the related application software on a when-and-if-available basis, as the Group is not able to establish vendor-specific objective evidence ("VSOE") as to the fair value for updates to map data, revenues are recognized ratably over the service period if all other basic revenue recognition criteria are met.

Under the map data arrangement with one portable navigation device manufacturer, the Group provided a master copy of map data and timely updates to the data in the contract period for a nonrefundable minimum licensing fee. A usage fee will be charged for each copy made and sold by the manufacturer in excess of the number of copies covered by the minimum license fee. The nonrefundable minimum license fee is recognized as revenue ratably over the contract period. Fees for additional copies are recognized as revenue when reports as to additional copies made are provided by the manufacturer. In addition, because of uncertainty relating to collectability in this specific instance, recognized revenues are further limited to the amount of cash received.

Mobile and Internet location-based solutions

Pre-installed navigation applications

The Group provides map application solutions, including a perpetual license of map data, a navigation engine and a user interface, on a per copy basis to mobile phone manufacturers to pre-install the solutions on their mobile phones. When no free updates to the map data and the related application software are provided, revenues are recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting accounts receivable is reasonably assured. These criteria are usually met upon the delivery of our solutions. For the arrangement with free updates to map data and the related application software on a when-and-if-available basis, as the Group is not able to establish VSOE as to the fair value for updates, revenues are recognized ratably over the service period if all other basic revenue recognition criteria are met.

Solutions for mobile operators

The Group provides digital map database to China Mobile to support its mobile location-based services provided to its mobile subscribers. The Group also cooperates with China Telecom, supporting its location-based mobile navigation business platform, across China Telecom's nationwide network. Revenues are computed based on a pre-agreed per usage fee. Mobile operators provide the Group with a monthly statement that represents the principal evidence that solutions have been delivered and revenue is recognized on the basis of the monthly statements.

Internet-based Map API Solutions

The Group also provides map application solutions to websites, enabling the websites to access the Group's digital map database through the Group's map application programming interfaces ("API") and incorporate the Group's location-based information into their own search engine and content. Revenues are derived from the following arrangements:

1) Provision of map data service for a fixed annual or quarterly fee, or a minimum fee plus additional fee when the website reaches certain performance goals, such as click rates or advertisements displayed. The fixed fee or minimum fee is recognized as revenue ratably over the service period. Additional fees are recognized as revenue when reports provided by the customer as to achievement of the performance goal are received.

2) Sales of map data and related application software, when no free updates to the map data and related software are provided, revenues are recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting accounts receivable is reasonably assured. These criteria are usually met upon the delivery of map data and the related application software.

For arrangements with free updates to map data and the related application software on a when-and-if-available basis, as the Group is not able to establish VSOE as to the fair value of the update right, revenues are recognized ratably over the service period if all other basic revenue recognition criteria are met.

Mobile Internet Solutions for Public Sectors and Enterprises.

The Group offers location based solutions to help municipal governments for improvement of civil management efficiency or to assist enterprises to better monitor and manage their resources, including tracking assets and managing fleet. These solution offerings usually include proprietary application software for server and terminals, third-party hardware and software primarily including PC server, storage and network equipment and related application software, and free support services mainly including telephone support and free unspecified upgrades to application software on a when-and-if-available basis for one to three years period. Prior to 2011, as no VSOE of fair value of the support services had been established and the delivered software and hardware was not considered accepted by the customers until the completion of preliminary acceptance test, the entire arrangement was accounted as a single unit of accounting, resulting in the revenues and costs applicable to both the delivered software and hardware and undelivered support services being recorded ratably over the remaining service period upon the completion of the preliminary acceptance test if all other basic revenue recognition criteria were met.

In October 2009, the FASB issued guidance related to Multiple-Deliverable Revenue Arrangements. The guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) VSOE ; (b) third-party evidence ("TPE") if VSOE is not available; or (c) estimated selling price ("ESP") if neither VSOE nor TPE is available. The Group prospectively adopted the guidance for multiple elements arrangements entered into on or after January 1, 2011 and concluded that the total arrangement consideration can be separated to 1) third-party hardware and 2) software deliverables and free support service based on relative selling prices. The revenue of third party hardware is recognized upon delivery or at the completion of preliminary acceptance test if there's any. The revenues allocated to the software deliverables which include free support services are recorded ratably over the remaining service period upon the completion of preliminary acceptance test if all other basic revenue recognition criteria are met as the Group is not able to establish VSOE as to the fair value of the support service. The adoption of this guidance did not have a material impact on the Group's financial statements.

Public sector and enterprise applications

    Aerial photogrammetry and 3-D modeling applications

The Group provides aerial digital maps and 3-D modeling applications to certain PRC government agencies and enterprises to meet their needs in land usage survey, specific needs for 3-D geographic information and other needs pursuant to a service contract arrangement, which usually takes several months to finish. The Group recognizes aerial photogrammetry contract revenue using the percentage-of-completion method, based on contract costs incurred to date compared with total estimated contract costs. No post contract services are provided by the Group. For the contract which the current estimates of total contract revenue and contract cost indicate a loss, a provision for the entire loss on the contract was recognized when the loss become evident.

    Map data licensing

The Group provides one-time map data license or map data license for a certain period with timely updates to the map data during such contract period on a when-and-if-available basis to certain PRC government agencies and enterprises to support their location-based application. When one-time map data licensing is provided, revenues are recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting accounts receivable is reasonably assured. These criteria are usually met upon the delivery of map data. For map data license for certain periods, revenues are recognized ratably over the contract period.

Other revenues

Other services provided by the Group include technical consulting services, publishing and advertising services, and navigation device road test services. The Group recognizes revenue when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting accounts receivable is reasonably assured. These criteria are usually met upon the completion of the services.

Value added taxes rebate revenues

The Group receives value added taxes ("VAT") rebates from tax authority as an incentive to encourage certain high-tech industries. VAT rebates are recorded as revenue when the Group properly files the rebate application for the relevant VAT amount paid to tax authority. The Group has recorded $4,084, $ 7,351 and $10,692 of VAT rebate in revenue for the years ended December 31, 2009, 2010 and 2011, respectively. The VAT rebate revenues are classified into the relevant revenue categories.

    Business tax

The Group's PRC subsidiaries are subject to business tax at a rate of 5% of total revenues generated from certain type of contracts. Certain contracts under specific formalities are exempted from business tax in accordance with the PRC tax laws. Business tax is reported as a deduction to revenues when incurred.

    Research and development costs

The Group incurs costs in developing applications for internal use, such as software to improve the effectiveness of map data creation and updating activities, and costs in developing software for sale, such as navigation engine in personal navigation application arrangements and location-based management software in government and enterprise location based solution arrangements.

The Group expenses research and development costs as incurred as it does not track separately the costs incurred for developing software subsequent to establishing technological feasibility.

    Government subsidies

Subsidies are recorded as a liability when received and recognized as other operating income over the periods in which the Group recognizes the related costs for which the subsidies are intended to compensate. If the costs for which the subsidy is intended to compensate have been incurred already, the Group reports the subsidies as other operating income when received. The Group has recorded $1,016, $748 and $163 of government subsidies in the statement of operations during the years ended December 31, 2009, 2010 and 2011, respectively.

    Operating leases as lessee

Leases where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statements of operations on a straight-line basis over the lease periods.

    Income taxes

Deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements and net operating loss carry forwards and credits by applying enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant tax authorities.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more-likely-than not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes.

    Foreign currency translation

The functional and reporting currency of the Company and the Company's subsidiaries located outside the PRC is the United States dollar ("U.S. dollar"). The financial records of the Company's subsidiary, its VIEs and its VIEs' subsidiaries located in the PRC are maintained in its local currency, the Renminbi ("RMB"), which is the functional currency of these entities.

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statements of operations.

The Group's entities with functional currency of RMB translate their operating results and financial position into the U.S. dollar, the Company's reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income.

    Comprehensive income

Comprehensive income mainly includes net income and foreign currency translation adjustments.

Concentration of credit risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash, restricted cash, term deposits, accounts receivable and amounts due from related parties. The Group places their cash with financial institutions at various locations. The Group conducts credit evaluations of customers and generally do not require collateral or other security from their customers.

Details of the customers accounting for 10% or more of total revenues are as follow:

	December 31,
Customer	2009	2010	2011
A	16%	34%	34%
B	27%	29%	26%
C	12%	*	*

*	not greater than 10%

Details of the customers accounting for 10% or more of accounts receivable are as follow:

	December 31,
Customer	2010	2011
A	34%	22%
B	6%	16%
D	17%	10%

Share-based compensation

Share-based compensation with employees and directors is measured based on the grant date fair value of the equity instrument, The Group recognizes the compensation costs net of a forfeiture rate on a straight-line basis over the requisite service period of the award, which is generally the vesting period of the award, based on the graded vesting attribution method. The estimate of forfeitures will be adjusted over the requisite service period to the extent that actual forfeitures differ, or are expected to differ, from such estimates. Changes in estimated forfeitures will be recognized through a cumulative catch-up adjustment in the period of change.

A change in any of the terms or conditions of share options is accounted for as a modification of the share incentive plan. Therefore, the Group calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Group would recognize incremental compensation cost in the period of the modification occurred and for unvested options, the Group would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

Net income per share

The Group has determined that its convertible redeemable preferred shares were participating securities as the preferred shares participate in undistributed earnings on an as-if-converted basis. Accordingly, the Group has used the two-class method of computing net income per share, for ordinary and preferred shares according to the participation rights in undistributed earnings. Under this method, undistributed net income is allocated on a pro rata basis to the ordinary and preferred shares to the extent that each class may share income for the period; whereas net loss is allocated to ordinary shares only because preferred shares are not contractually obligated to share the loss. The convertible redeemable preferred shares were automatically converted to ordinary shares upon the completion of the IPO on July 1, 2010.

The Group has stock options and nonvested shares which could potentially dilute basic earnings per share in the future. To calculate the number of shares for diluted net income per share, the effect of the convertible redeemable preferred shares is computed using the if-converted method; the effect of the stock options and nonvested shares is computed using the treasury stock method.

Recently issued accounting standards not yet adopted

In May 2011, the FASB issued an authoritative pronouncement on fair value measurement. The guidance is the result of joint efforts by the FASB and International Accounting Standards Board to develop a single, converged fair value framework. The guidance is largely consistent with existing fair value measurement principles in US GAAP. The guidance expands the existing disclosure requirements for fair value measurements and makes other amendments, mainly including:

•

Highest-and-best-use and valuation-premise concepts for nonfinancial assets—the guidance indicates that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets.

•

Application to financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk—the guidance permits an exception to fair value measurement principles for financial assets and financial liabilities (and derivatives) with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position.

•

Premiums or discounts in fair value measure—the guidance provides that premiums or discounts that reflect size as a characteristic of the reporting entity's holding (specifically, a blockage factor that adjusts the quoted price of an asset or a liability because the market's normal daily trading volume is not sufficient to absorb the quantity held by the entity) rather than as a characteristic of the asset or liability (for example, a control premium when measuring the fair value of a controlling interest) are not permitted in a fair value measurement.

•

Fair value of an instrument classified in a reporting entity's stockholders' equity—the guidance prescribes a model for measuring the fair value of an instrument classified in stockholders' equity; this model is consistent with the guidance on measuring the fair value of liabilities.

•	Disclosures about fair value measurements—the guidance expands disclosure requirements, particularly for Level 3 inputs. Required disclosures include:

(i)	For fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation process in place (e.g., how the entity decides its valuation policies and procedures, as well as changes in its analyses of fair value measurements, from period to period), and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs.

(ii)	The level in the fair value hierarchy of items that are not measured at fair value in the statement of financial Position but whose fair value must be disclosed.

The guidance is to be applied prospectively and is effective for interim and annual periods beginning after December 15, 2011, for public entities. Early application by public entities is not permitted. The Company does not expect the adoption of this guidance to have a significant effect on its consolidated financial statements.

In June 2011, the FASB issued an authoritative pronouncement to require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The guidance should be applied retrospectively. For public entities, the guidance is effective for fiscal years and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. In December 2011, the FASB issued an authoritative pronouncement related to deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income. This guidance allows the FASB to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. While the FASB is considering the operational concerns about the presentation requirements for reclassification adjustments and the needs of financial statement users for additional information about reclassification adjustments, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before update the pronouncement issued in June 2011. The Company does not expect the adoption of this pronouncements to have a significant effect on its consolidated financial statements.

In September 2011, the FASB issued an authoritative pronouncement related to testing goodwill for impairment. The guidance is intended to simplify how entities, both public and nonpublic, test goodwill for impairment. The guidance permits an entity to first assess qualitative factors to determine whether it is "more likely than not" that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if a public entity's financial statements for the most recent annual or interim period have not yet been issued. The Company does not expect the adoption of this pronouncement to have a significant effect on its consolidated financial statements.

In December 2011, the FASB has issued an authoritative pronouncement related to Disclosures about Offsetting Assets and Liabilities. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company does not expect the adoption of the guidance to have a material effect on its consolidated financial statements.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations
3.	BUSINESS COMBINATIONS

(a) On March 10, 2011, to further expand location-based solutions business, the Group acquired the remaining 80% equity interest in PDAger and certain technology platform from the shareholders of PDAger with cash consideration of $8,291, therefore PDAger became 100% held subsidiary of the Group.

The acquisition has been accounted for using the acquisition method of accounting and the results of the operations of PDAger (revenue of $5,387 and net income of $469) have been included in the Group's consolidated financial statements from the acquisition date of March 10, 2011.

In connection with the above business combination transaction, the Company re-measured its previously held 20% equity interest in PDAger at the acquisition-date fair value of $1,679 and recognized a gain of $995 in "gain on re-measurement of fair value of the equity method investment" in the consolidated statements of operations for the year ended December 31, 2011.

The purchase price allocation of the transaction was determined by the Group with the assistance of an independent valuation firm, which was as follows:

		Amortization period
Cash	2,147
Accounts receivables	1,577
Prepaid expense and other current assets	289
Deferred tax assets	222
Prepaid income tax	277
Properties and equipment, net	139
Intangible assets:
Partnership agreement	3,219	4.8 years
Customer relationship	2,043	4.8 years
Complete technology	1,419	4.8 years
Operating licenses	21	3.5 years
Accrued expenses and other current liabilities	(702)
Deferred revenue	(2,137)
Deferred tax liabilities	(1,005)
Re-measured fair value of previous 20% equity method investment	(1,679)
Goodwill	2,461

Total	8,291

(b) On March 24, 2011, the Group acquired 100% equity interest in Etag and certain technology patents from the shareholders of Etag with cash consideration of $3,162. Etag was a software developer specialized in wireless location based application software utilized in personal navigation systems.

The acquisition has been accounted for using the acquisition method of accounting and the results of the operations of Etag (revenue of $822 and net income of $32) have been included in the Group's consolidated financial statements from the acquisition date of March 24, 2011.

The purchase price allocation of the transaction was determined by the Group with the assistant of an independent valuation firm, which was as follows:

		Amortization period
Cash	1
Receivable and other current assets	21
Deferred tax assets	128
Intangible assets:
Complete Technology	707	3.8 years
Non-compete agreement	38	3.0 years
Deferred tax liabilities	(182)
Other current liabilities	(230)
Goodwill	2,679

Total	3,162

The Group's financial assets and liabilities measured at fair value on a non-recurring basis include acquired assets and liabilities based on Level 3 inputs in connection with business acquisitions.

The Group measured the fair value of the purchased intangible assets using the "cost", "income approach-excess earnings" and "with & without" valuation method. These purchased intangible assets are considered Level 3 assets and liabilities because the Group used unobservable inputs, such as forecasted financial performance of the acquired business and discount rates, to determine the fair value of these purchased assets/liabilities. The goodwill resulted from the acquisition of PDAger and Etag is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under US GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

The following unaudited pro forma information summarizes the effect of the two acquisitions, as if the acquisition of PDAger and Etag had occurred on January 1, 2010. This pro forma information is presented for information purposes only and does not purport to represent the actual results that may have occurred had the acquisitions actually taken place at the beginning of the period indicated, nor is it necessarily indicative of future results of operations.

	For the year ended December 31
	2010	2011
Pro forma net revenue	91,007	128,103
Pro forma net income	19,046	36,419

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
4.	DISCONTINUED OPERATIONS

On December 25, 2009, the Company distributed the outstanding shares of Shanghai AutoNavi Software Co., Ltd. ("Shanghai AutoNavi"), a wholly owned subsidiary of a VIE of the Group, to each shareholder of the Company on a pro rata basis. The Group recorded the pro-rata distribution at the book value of Shanghai AutoNavi, $904, as a reduction of retained earnings. Shanghai AutoNavi's principal operation was the telematics business and the results of that business have been presented as a discontinued operation for all periods presented. Selected operating results for the discontinued business are presented in the following table:

	For the year ended December 31,
	2009	2010	2011
Net revenues	687	—	—
Loss from discontinued operations before income tax	(4,328)	—	—
Income tax benefit	147	—	—

Loss from discontinued operations, net of tax	(4,181)	—	—

The net assets distributed as of December 25, 2009 were as follows:

Cash	1,156
Other current assets	374
Non-current assets	117
Current liabilities	(743)

Total	904

Revenue And Segment Information	12 Months Ended
Dec. 31, 2011
Revenue And Segment Information [Abstract]
Revenue And Segment Information
5.	REVENUE AND SEGMENT INFORMATION

The Group's chief operating decision maker is the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. Hence, the Group has only one operating segment.

Geographic information

The Group operates in the PRC and all of the Group's long-lived assets are located in the PRC.

Components of net revenues are presented in the following table:

	For the year ended December 31,
	2009 (1)	2010 (1)	2011
Automotive navigation	36,210	63,410	85,853
Mobile/Internet location-based solutions	7,035	11,322	27,420
Public sector and enterprise applications	12,468	9,061	12,278
Other	1,450	1,972	1,409

Net revenues	57,163	85,765	126,960

(1)	In 2011, the Group reassessed its business lines and determined to reclassify certain revenues between "Mobile and Internet Location-based Solutions" and "Public Sector and Enterprise Applications" on the basis of whether or not the solutions use mobile/internet technology. This change has been reflected retrospectively for all the periods presented, resulting in an increase of $1,882 and of $1,736 in revenue from "Mobile and Internet Location-based Solutions" and a decrease of $1,882 and $1,736 in revenue from "Public Sector and Enterprise Applications" compared to the amounts reported previously for the years ended December 31, 2009 and 2010, respectively.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net
6.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consists of:

	As of December 31,
	2010	2011
Revenue recognized in excess of billings	5,350	5,466
Other trade receivables	18,402	31,863

Total	23,752	37,329

Revenue recognized in excess of billings represent amounts earned using the percentage-of-completion method under public sector and enterprise applications contracts but not billable at the respective balance sheet dates. These amounts become billable according to the contract terms.

Movement of allowance for doubtful accounts is as follows:

	Balance at beginning of the year	Acquisition of a subsidiary	Exchange adjustment	Charge to expenses	Reversal	Written-off	Balance at end of the year
2010	59	—	5	437	(61)	(21)	419
2011	419	69	31	304	—	—	823

Prepaid Expenses And Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses And Other Current Assets [Abstract]
Prepaid Expenses And Other Current Assets
7.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

	As of December 31,
	2010	2011
Advances to employees	410	446
VAT rebate receivable	931	839
Prepaid rental and rental deposits	1,236	1,238
Advance to suppliers	835	425
Inventory	197	264
Interest receivable	1,031	861
Other prepaid expenses	775	1,652

Total	5,415	5,725

Advances to employees primarily represent cash advance for their travelling in map data collection.

Equity Method Investments	12 Months Ended
Dec. 31, 2011
Equity Method Investments [Abstract]
Equity Method Investments
8.	EQUITY METHOD INVESTMENTS

	As of December 31,
	2010	2011
Investee
95190	4,392	4,181
PDAger	710	—
Beijing GoldenTom Information Technology Co.Ltd	—	261

Total	5,102	4,442

On November 18, 2007, the Group acquired 20% of the equity of PDAger, a PRC-based company providing mobile location based services, for cash consideration of $685 which was paid in 2007. Since the Group has the ability to exercise significant influence over the operating and financial policies of PDAger, the Group uses the equity method of accounting to record its investment in PDAger before the Group's acquisition of additional interests of PDAger in March 2011. The Group's share of the net income/(loss) of PDAger were $109, $(36) and $19 for the years ended December 31, 2009, 2010 and 2011, respectively. On March 10, 2011, the Group acquired the remaining 80% equity interest in PDAger, including certain technology platform, from the shareholders of PDAger with cash consideration of $8,291 as discussed in note 3 "Business Combinations". After the acquisition, PDAger became 100% held subsidiary of the Group.

On January 1, 2009, the Group completed the acquisition of 22% equity of Beijing 95190 Information Technology Co., Ltd. ("95190"), which operates a call center to provide online driving directions, safety driving information and emergency rescue to automobile drivers and passengers in the PRC, for a cash consideration of $4,397, of which $733 was prepaid in late 2008 and the remaining was paid in 2009. Since the Group has the ability to exercise significant influence over the operating and financial policies of 95190, the Group uses the equity method of accounting to record its investment in 95190. Starting from January 1, 2010, pursuant to the financial performance based equity adjustment term in the original purchase agreement, the percentage of the Group's shareholding in 95190 was adjusted upwards to 24.96%. On February 17, 2011, 95190's shareholders, including the Group, made a pro rata transfer of their shares to a shareholder of 95190 for free of charge. As a result, the Group's shareholding in 95190 was reduced to 24.21% from 24.96% and accordingly, the Group recognizes the share of net loss of equity method investment of 95190 based on 24.21% starting from February 17, 2011. The Group's share of the net income/(loss) of 95190 were $47 and $(202) and $(425) for the years ended December 31, 2009, 2010 and 2011, respectively.

On October 28, 2011, AutoNavi Software and TomTom Global Content B.V.("TomTom Global") established a joint venture of Beijing GoldenTom Information Technology Co., Ltd ("GoldenTom") to provide digital map databases and traffic information in China. AutoNavi Software and TomTom Global contributed capital of $510 and $490, and accordingly hold 51% and 49% equity interests of GoldenTom, respectively. The Company does not have the ability to control over GoldenTom since according to the investment agreement, the significant decisions to be made in ordinary course of business shall be agreed by all board members unanimously who are from both AutoNavi Software and TomTom Global. AutoNavi and TomTom Global share the control over the significant activities of GoldenTom who acts as a distribution channel of the products of AutoNavi and TomTom Global. As a result, the investment in GoldenTom is accounted for as an equity method investment. The Group's share of the net loss of GoldenTom was $(247) for the year ended December 31, 2011.

Properties And Equipment, Net	12 Months Ended
Dec. 31, 2011
Properties And Equipment, Net [Abstract]
Properties And Equipment, Net
9.	PROPERTIES AND EQUIPMENT, NET

	As of December 31,
	2010	2011
Buildings	29,489	30,921
Equipment and furniture	8,899	13,653
Aerial photogrammetry equipment	6,362	7,394
Office improvements	4,289	8,015
Vehicles	2,549	3,521
Software	2,000	2,601

Less: Accumulated depreciation and amortization	(12,017)	(16,860)

Properties and equipment, net	41,571	49,245

The Group recognized depreciation and amortization expenses of $3,835, $3,736 and $5,341 for the years ended December 31, 2009, 2010 and 2011, respectively.

Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Acquired Intangible Assets, Net [Abstract]
Acquired Intangible Assets, Net
10.	ACQUIRED INTANGIBLE ASSETS, NET

The costs and accumulated amortization of acquired intangible assets were as follows:

	As of December 31,
	2010	2011
Intangible assets not subject to amortization:
Domain name	536	562
Intangible assets subject to amortization:
Customer relationship	1,747	3,958
Operating licenses	1,369	1,458
Complete technology	664	2,908
Contract backlog	285	299
Non-compete agreement	221	272
Content copyright	20	20
Partnership agreement	—	3,349

Total intangible assets	4,842	12,826
Less: Accumulated amortization
Customer relationship	(1,336)	(2,201)
Operating licenses	(821)	(967)
Complete technology	(664)	(1,093)
Contract backlog	(285)	(299)
Non-compete agreements	(140)	(198)
Content copyright	(20)	(20)
Partnership agreement	—	(562)

Accumulated amortization	(3,266)	(5,340)

Less: Accumulated impairment
Domain name	(34)	(36)
Customer relationship	(104)	(113)
Operating licenses	(442)	(473)
Non-compete agreements	—	(9)

Accumulated impairment	(580)	(631)

Intangible assets, net	996	6,855

The indefinite-lived intangible assets comprise:

The domain name of www.mapabc.com was acquired in the acquisition of MapABC Technology in 2006. The domain name can be renewed indefinitely without significant cost.

The Group recorded an amortization expense for acquired intangible assets of $708, $403 and $1,778 for the years ended December 31, 2009, 2010 and 2011, respectively. The Group expects to record an amortization expense of $1,901, $1,605, $1,512, $1,275 and $nil for the year 2012, 2013, 2014, 2015 and 2016 thereafter, respectively.

The Group recorded an impairment loss for the acquired intangible assets of $nil, $nil and $19 for the years ended December 31, 2009, 2010 and 2011, respectively. In 2011, the impairment loss of $19 related to certain intangible assets held by Yadao Ads and Yadao Media was recognized since the Group estimated the expected future cash flows associated with these assets were insufficient to recover their carrying values.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill
11.	GOODWILL

	As of December 31,
	2010	2011
Gross amount:
Beginning balance	3,904	4,038
Goodwill arising from acquisitions	—	5,140
Exchange differences	134	404

Ending balance	4,038	9,582

Accumulated goodwill impairment loss:
Beginning balance	(770)	(796)
Exchange differences	(26)	(39)

Ending balance	(796)	(835)

Goodwill, net	3,242	8,747

In 2011, goodwill increased by $5,140 including $2,679 and $2,461 arising from the acquisitions of Etag and additional interest of PDAger, respectively, as discussed in note 3 "Business Combinations". There was no goodwill impairment loss recorded in the years ended December 31, 2009, 2010 and 2011.

Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Current Liabilities [Abstract]
Accrued Expenses And Other Current Liabilities
12.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31,
	2010	2011
Salaries and welfare payable	3,526	9,723
VAT, business tax and other tax payable	3,267	5,151
Accrued flight rental costs	2,284	1,560
Deferred income from government subsidies	1,276	2,742
Payables for purchase of equipment	358	375
Accrued professional service fee	608	2,000
Accrued outsourcing expenses	1,663	1,801
Other accrued expenses	1,708	2,719

Total	14,690	26,071

Accrued flight rental costs represent the incurred but not billed fees for renting airplanes to conduct the aerial photogrammetry business.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
13.	INCOME TAXES

The Company and its non-PRC subsidiaries, AutoNavi BVI, and AutoNavi Investment are tax exempted companies incorporated in the Cayman Islands and the British Virgin Islands, respectively.

No income tax expense provision for AutoNavi Asia, which was incorporated in Hong Kong, was made for the years ended December 31, 2009, 2010 and 2011 as AutoNavi Asia did not have any assessable profits arising in or derived from Hong Kong.

The Company's PRC subsidiaries and VIEs are generally subject to an enterprise income tax at 25% tax rate pursuant to the New Enterprise Income Tax Law (the "New EIT Law"), other than the preferential tax treatments enjoyed by certain entities described below.

Enterprises that meet the definition of "Manufacturing foreign-invested enterprise" (MFIE) under old EIT Law are entitled to a two-year exemption from income tax starting in its first tax-profitable year, followed by a 50% reduction in tax rate for the succeeding three years. ADF Navigation was certified as MFIE in 2008 by the relevant tax authorities and therefore was entitled to exemption for the years of 2008 and 2009 and a 12.5% preferential tax rates for 2010, 2011 and 2012.

Under the New EIT Law, an enterprise which qualifies as a "High and new technology enterprise" ("the HNTE") is entitled to a tax rate of 15%. AutoNavi Software and PDAger obtained the new HNTE status in 2008 and renewed the HNTE qualification in 2011. AutoNavi Technology, MapABC Technology , Xingtiandi Technology and AutoNavi Xiamen obtained the new HNTE status in 2009. The HNTE status is valid for three years and qualifying entities can apply to renew for an additional three years provided their business operations continue to qualify for the HNTE status.

As a HNTE located in Zhongguancun, a district in Beijing, PRC, AutoNavi Technology is entitled to the tax-exemption in 2009 followed by a reduced tax rate of 7.5% for the subsequent three years.

The preferential tax rates, which were used to calculate the tax provision based on the New EIT Law, as of balance sheet date, are presented in the following table.

	2009	2010	2011
ADF Navigation	0%	12.5%	12.5%
AutoNavi Software	15%	10%*	15%
AutoNavi Technology	0%	7.5%	7.5%
MapABC Technology	15%	15%	15%
Xingtiandi Technology	15%	15%	15%
AutoNavi Xiamen	15%	15%	15%
PDAger	15%	15%	15%

*	On February 21, 2011, AutoNavi Software was qualified as a "key software company" and therefore was entitled to a preferential tax rate of 10% for 2010.

In calculating deferred tax assets and liabilities, the Group assumed its qualifying entities will continue to renew the new HNTE status at the conclusion of the initial three year period. If the Group's qualifying entities failed to obtain renewals of the HNTE, then the deferred tax liability balance would increase by $458 as of December 31, 2011, which would be an increase to the income tax expense.

Income tax expenses from continuing operations were as follows:

	Year ended December 31,
	2009	2010	2011
Income tax expenses:
Current	1,386	4,222	5,972
Deferred	(242)	(181)	(886)

Total	1,144	4,041	5,086

The principal components of deferred income taxes were as follows:

	December 31,
	2010	2011
Current deferred tax assets
Accrued expense	315	1,214
Allowance for doubtful accounts	63	141

Current deferred tax assets	378	1,355

Non-current deferred tax assets
Net operating loss carry forwards	292	845
Less: valuation allowance	—	(621)

Non-current deferred tax assets, net	292	224

Deferred tax assets, net	670	1,579

Non-current deferred tax liabilities
Acquired intangible assets, net	473	1,345

Deferred tax liabilities	473	1,345

The net operating loss carry-forwards for the PRC subsidiaries was $3,647 as of December 31, 2011 and will expire on various dates through 2016. The net operating loss carry forwards cannot be transferable or utilized by other entities within the Group. As of December 31, 2010 and 2011, valuation allowance of $nil and $621, respectively, were provided as it is more likely than not that certain entities of the Group will not be able to utilize them before expiration.

A reconciliation between the provision for income tax computed by applying statutory PRC enterprise income tax rate of 25%, and the actual provision of income taxes from continuing operations is as follows:

	For the year ended December 31,
	2009	2010	2011
Net income before provision for income taxes	15,993	24,473	44,116
Statutory tax rate in PRC	25%	25%	25%
Income tax at statutory tax rate	3,998	6,118	11,029
Non-deductible expenses	363	676	893
Non-taxable VAT rebates	(1,106)	—	—
Super deductions of R&D expenses	(1,213)	(1,058)	(1,323)
Deemed interest income	297	—	—
Effect of gain on re-measurement of fair value of the equity method investment	—	—	(250)
Change in valuation allowance	—	—	621
Effect of the different income tax rates in other jurisdictions	1,303	1,529	563
Effect of tax holiday and preferential tax rates	(2,498)	(3,224)	(6,447)

Income tax expenses	1,144	4,041	5,086

Effective tax rate	7.15%	16.51%	11.53%

For the years ended December 31, 2009, 2010 and 2011, if the Group's subsidiaries in the PRC were neither in a tax holiday period nor had they been specifically allowed special tax concessions, income tax expense and earnings per share amounts would be as follows:

	For the year ended December 31,
	2009	2010	2011
Provision for income taxes	3,642	7,265	11,533
Net income per ordinary share-basic	0.05	0.09	0.16
Net income per ordinary share-diluted	0.05	0.09	0.15

The Group did not identify significant unrecognized tax benefits for the years ended December 31, 2009, 2010 and 2011. The Group did not incur any interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant change in unrecognized tax benefits within 12 months from December 31, 2011.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group's overall operations, and more specifically, with regard to tax residency status. The New EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese Income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the New EIT Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting and properties occurs within the PRC. On April 22, 2009, the State Administration of Taxation (the "SAT") issued the Notice Regarding the Determination of Chinese-Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, which provides certain specific criteria for determining whether the "de facto management body" of a Chinese-controlled offshore-incorporated enterprise is located in China. In addition, on August 3, 2011, the SAT issued a bulletin to made clarification in the areas of resident status determination, post-determination administration, as well as competent tax authorities. The Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for New EIT law purposes. However, if the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.

If any entity within the Group that is outside the PRC were to be a non-resident for PRC tax purposes, dividends paid to it out of profits derived from the sources within the PRC earned after January 1, 2008 would be subject to a withholding tax at a rate of 10%, subject to reduction by an applicable tax treaty with the PRC.

In accordance with relevant PRC tax administration laws, tax years from 2006 to 2011 of the Group's PRC subsidiaries, the VIEs and the VIEs' subsidiaries remain subject to tax audits as of December 31, 2011, at the tax authority's discretion.

Aggregate undistributed earnings of the Company's subsidiaries located in the PRC that are available for distribution to the Company of approximately $16,658 at December 31, 2011 are considered to be indefinitely reinvested under authoritative pronouncement, because the Company does not have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future and intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business. Accordingly, no provision has been made for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Company. Distributions made out of pre January 1, 2008 retained earnings will not be subject to the withholding tax.

Aggregate undistributed earnings of the Company's VIEs and its VIEs' subsidiaries located in the PRC that are available for distribution to the Company were approximately $66,664 at December 31, 2011. A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in domestic subsidiaries However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

Forward Contract	12 Months Ended
Dec. 31, 2011
Forward Contract [Abstract]
Forward Contract
14.	FORWARD CONTRACT

In August 2010, the Company engaged a bank to convert $40,000 into 3,389,200,000 Japanese Yen and made a one-year fixed interest rate Japanese Yen deposit with the bank. Furthermore, the Company entered into a forward contract with the bank to convert the Japanese Yen deposit back into U.S. dollar upon the expiration of the one year term at a pre-determined exchange rate.

The forward contract was determined to be a derivative. The Company carries the forward contract at fair value in its balance sheet and the changes in the forward contract fair value during each period are recorded in the statement of operations. The Company carries the forward contract as either assets or liabilities at fair value.

The Company measures the fair value of the forward contract on a recurring basis based on a level 2 measure as set out in Note 18, i.e. the Company uses the market forward exchange rate to assess the fair value of the forward contract and recognizes the changes in fair value attributable to the difference between the market forward exchange rate and contractual exchange rate.

On August 18, 2011, pursuant to the forward contract with the bank, the Company converted the Japanese Yen deposit back into U.S. dollars upon the expiration of the one-year term. For the years ended December 31, 2010 and 2011, the Company recorded a loss of $2,465 and a gain of $2,465 in change in fair value of forward contract, respectively. The net gain or loss from the change in the fair value of the forward contract was zero. The arrangement resulted in a foreign exchange gain/(loss) of $1,504 and $(2,078) for the years ended December 31, 2010 and 2011, respectively, totaling a foreign exchange loss of $574. In relation to the arrangement, the Company also recorded interest income of $712 and $1,209 for the Japanese Yen bank deposit for the years ended December 31, 2010 and 2011, respectively, totaling an interest income of $1,921.

Ordinary Shares	12 Months Ended
Dec. 31, 2011
Ordinary Shares [Abstract]
Ordinary Shares
15.	ORDINARY SHARES

In August 2006, the Company issued a total of 108,300,000 ordinary shares to the shareholders as set out in Note 1, at par value of $0.0001 each.

The Company issued 5,700,000 ordinary shares for the purpose of business acquisition of MapABC Technology (Note 1).

As set out in Note 17, on April 15, 2009, 5,868,000 nonvested shares were granted to certain employees, of which 3,059,000 shares vested as of December 31, 2009, and the remaining 2,809,000 shares vested as of December 31, 2010.

On December 10, 2009, the board of directors and shareholders of the Company approved a plan to repurchase 11,652,000 ordinary shares of the Company, which approximated 10% of the total outstanding ordinary shares as of September 30, 2009, from four individual shareholders. On December 14, 2009, the 11,652,000 shares were repurchased at the par value of $0.0001 per share with no additional consideration or compensation to the selling shareholders. The repurchased shares were cancelled immediately on December 14, 2009. The four selling shareholders prior to the transaction held in aggregate in excess of 40% of the issued ordinary shares and continue to be shareholders after the repurchase. At the date of the repurchase, the fair value of ordinary shares was $0.71 per share based on a valuation performed by the Company with the assistance of a third party valuation firm. The excess amount of the fair value of the repurchased shares over their par value was recorded as a capital contribution from the selling shareholders, which was entirely offset by the immediate cancellation. The share repurchase was recorded in the equity on consolidated balance sheet as follows:

	Ordinary shares	Additional paid-in capital
Capital contribution from shareholders	—	8,272
Repurchase and cancellation of share at fair value	(1)	(8,272)

Net	$(1)	$—

Concurrently, the board of directors and shareholders of the Company approved that the shares under the Company's 2007 share incentive plan were increased by 11,652,000 shares.

On December 24, 2009, 2,840,000 nonvested shares were granted to certain employees, which immediately vested on the grant date.

On March 31, 2010, 1,252,000 share options were canceled for the same number of nonvested shares, which vested immediately on the modification date.

On July 1, 2010, upon the completion of IPO, 35,175,000 ordinary shares were issued for net proceeds of $98,051. In addition, all of the Series A Convertible Redeemable Preferred Shares were automatically converted into 40,000,000 ordinary shares and 800,000 performance based nonvested shares vested immediately.

On November 15, 2010 and December 28, 2010, the Company issued a total of 7,529,580 ordinary shares which are held by a depositary bank for future delivery to the employees and non-employees upon exercise of vested stock options or vesting of nonvested shares granted. The issued ordinary shares are not considered as outstanding shares until they are delivered to the employees or non-employees upon exercise of vested stock options or vesting of nonvested shares granted. During the years ended December 31, 2010 and 2011, 359,684 and 2,806,032 ordinary shares out of such 7,529,580 shares had been delivered to the employees upon exercise of their share options. As a result, 7,169,896 and 4,363,864 ordinary shares were excluded from the outstanding shares as of December 31, 2010 and 2011, respectively.

As set out in Note 19, there were 185,000 nonvested shares vested during the year ended December 31, 2011, among which 150,000 shares that vested on December 31, 2011 were not included in outstanding shares as the registration of the shares were not completed until February 2012, but were included in computation of basic net income per share.

Convertible Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2011
Convertible Redeemable Preferred Shares [Abstract]
Convertible Redeemable Preferred Shares
16.	CONVERTIBLE REDEEMABLE PREFERRED SHARES

Series A Convertible Redeemable Preferred Shares

On October 13, 2006, the Company issued 40,000,000 Series A convertible redeemable preferred shares ("Series A Shares") with par value of $0.0001 per share to third party investors for $40,000 (after deduction of issuance cost, net proceeds of $39,326).

All of the outstanding 40,000,000 Series A Shares were automatically converted into 40,000,000 ordinary shares upon the completion of IPO in July, 2010.

The principal rights, preferences and privileges with respect to the Series A Shares were as follows:

Voting right

Holders of the Series A Shares had voting rights equal to the number of ordinary shares then issuable upon its conversion into ordinary shares. The Series A Shares generally voted together with the ordinary shares and not as a separate class.

Dividends

If the Group could declare and pay any dividends on the ordinary shares, then, holders of Series A Shares should be entitled to share in such dividends on a pro rata basis, as if their shares had been converted into ordinary shares.

Liquidation preference

In the event of any liquidation event, the shareholders of the series A Share would be entitled to receive in preference to the shareholders of the ordinary shares at an amount equal to the Series A Share issue price of $40,000 plus all accrued or declared but unpaid dividends. After the full preference amount on all outstanding Series A Shares had been paid, any remaining funds or assets of the Company legally available for distribution should be distributed to the holders of the ordinary shares until $29,000 had been distributed to the holders of ordinary shares. After the full preference amount on all outstanding Series A Shares had been paid and the full $29,000 amount had been paid to the holders of ordinary shares, then any remaining funds or assets of the Company legally available for distribution should be distributed pro rata among the holders of the Series A Shares, on an as-converted basis, together with the holders of the ordinary shares and any other class or series of shares of the Company.

Redemption

At anytime commencing on the fourth anniversary of the Series A original issue date, if requested in writing by holders of a majority of the Series A Shares then outstanding, the Company should redeem per such holders' request all of the outstanding Series A Shares in three equal annual installments. The redemption price was equal to the Series A issue price plus all declared but unpaid dividends.

Conversion

The Series A Shares were automatically converted into ordinary shares upon the earlier of (i) the date specified by written consent of agreement of the holders of at last two-thirds of the Series A Shares then outstanding, and (ii) the closing of an underwritten public offering of the ordinary shares of the Company in the United States or in a similar public offering of the ordinary shares of the Company in another jurisdiction which results in the ordinary shares trading publicly on a recognized regional or national securities exchange with gross proceeds to the Company of at least $50,000.

The conversion ratio was on a one for one basis, subject to certain anti-dilution adjustments and adjustments for future issuances of shares at a price lower than the issuance price of the Series A shares.

Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Net Income (Loss) Per Share [Abstract]
Net Income (Loss) Per Share
17.	NET INCOME (LOSS) PER SHARE

The calculation of the net income (loss) per share is as follows:

	For the year ended December 31,
	2009	2010	2011
Net Income (loss)—Numerator
Basic—
Net income (loss) attributable to AutoNavi Holdings Limited shareholders
Income from continuing operations	14,571	19,135	36,535
Loss from discontinued operations, net of tax	(4,180)	—	—

Net income attributable to AutoNavi Holdings Limited shareholders	10,391	19,135	36,535

Net income attributable to AutoNavi Holdings Limited shareholders allocated for computing net income per Series A preferred share(i):
Income from continuing operations	3,744	2,282	—
Loss from discontinued operations, net of tax	(1,074)	—	—

Net income attributable to AutoNavi Holdings Limited shareholders allocated for computing net income per Series A preferred share(i)	2,670	2,282	—

	For the year ended December 31,
	2009	2010	2011
Net income attributable to AutoNavi Holdings Limited shareholders allocated for computing net income per ordinary share(i):
Income from continuing operations	10,827	16,853	36,535
Loss from discontinued operations, net of tax	(3,106)	—	—

Net income attributable to AutoNavi Holdings Limited shareholders allocated for computing net income per ordinary share(i):	7,721	16,853	36,535

Diluted—
Net income attributable to AutoNavi Holdings Limited shareholders allocated for computing net income per ordinary share
Income from continuing operations	14,571	19,135	36,535
Loss from discontinued operations, net of tax	(4,180)	—	—

Net income attributable to AutoNavi Holdings Limited shareholders allocated for computing net income per ordinary share	10,391	19,135	36,535

Shares—Denominator
Basic
Weighted average number of shares outstanding used in computing net income per Series A preferred share	40,000,000	20,273,973	—

Weighted average number of ordinary shares outstanding used in computing net income per ordinary share(ii)	115,675,022	149,684,032	190,132,407

Diluted
Weighted average number of ordinary shares outstanding used in computing net income per ordinary share(iii)	157,188,766	182,696,079	201,230,735

Net income per Series A preferred share
Basic:
Income from continuing operations	0.10	0.11	—
Loss from discontinued operations	(0.03)	—	—

Net income per Series A preferred share	0.07	0.11	—

Net income per ordinary share attributable to AutoNavi Holdings Limited shareholders
Basic:
Income from continuing operations	0.10	0.11	0.19
Loss from discontinued operations	(0.03)	—	—

Net income per ordinary share attributable to AutoNavi Holdings Limited shareholders	0.07	0.11	0.19

Diluted:
Income from continuing operations	0.10	0.10	0.18
Loss from discontinued operations	(0.03)	—	—

Net income per ordinary share attributable to AutoNavi Holdings Limited shareholders	0.07	0.10	0.18

(i)	The net income attributable to holders of ordinary shares was allocated between ordinary shares and preferred shares on pro rata basis based on the dividend participation right. Since each Series A convertible redeemable preferred share has the same participation rights as ordinary share, the allocation was based on the number of ordinary shares and Series A convertible redeemable preferred shares.

(ii)	On November 15, 2010 and December 28, 2010, the company issued a total of 7,529,580 ordinary shares, representing 1,882,395 ADSs to be issued to employees upon the exercise of their vested share options or vesting of nonvested shares granted. As of December 31, 2010 and 2011, 359,684 and 3,165,716, ordinary shares out of such 7,529,580 shares had been delivered to the employees upon exercise of their share options. 7,169,896 and 4,363,864 shares remained issued but not outstanding as of December 31, 2010 and 2011, respectively and accordingly excluded in computing basic or diluted net income per share. As set out in Note 19, 150,000 shares that vested on December 31, 2011 were not included in outstanding shares as the registration of the shares were not completed until February 2012, but were included in computation of basic net income per share.

(iii)	The calculation of the weighted average number of ordinary shares for the purpose of diluted net income per share has included the effect of the following securities:

	For the year ended December 31,
	2009	2010	2011
Series A convertible redeemable preferred shares (as-if-converted method)	40,000,000	20,273,973	—
Share options (treasury stock method)	684,156	12,165,959	10,874,647
Nonvested shares (treasury stock method)	829,588	572,115	223,681

Total	41,513,744	33,012,047	11,098,328

The Group had securities outstanding which could potentially dilute basic net income per share in the future, but were excluded from the computation of diluted net income per share as their effects would have been anti-dilutive. Such securities consisted of 7,469,000 share options outstanding as of the year ended December 31, 2009 and 670,000 nonvested shares outstanding as of December 31, 2011.

Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

18.	FAIR VALUE MEASUREMENT

Asset and liability measured at fair value on a recurring basis

There were no financial assets measured at fair value on recurring basis as of December 31, 2010 and 2011. The Group's financial liabilities measured at fair value on a recurring basis include forward contract as set out in Note 14 based on Level 2 input as of December 31, 2010 as the Company uses the market forward exchange rate to assess the fair value of the forward contract. There were no financial liabilities measured at fair value on recurring basis as of December 31, 2011.

The following table summarizes the Group's liability measured and recorded at fair value on recurring basis as of December 31, 2010:

	December 31, 2010
	Quoted price in active markets for identical investments Level 1	Significant other observable inputs Level 2	Significant unobservable inputs Level 3	Total
Liability:
Forward contract	—	2,465	—	2,465

Total liability at fair value	—	2,465	—	2,465

The following table summarizes the movement of the balances of the Group's financial asset and liabilities measured at fair value on a recurring basis:

Liabilities:

Balance at January 1, 2010	—
Loss on change in fair value of the forward contract	2,465

Balance at December 31, 2010	2,465
Gain on change in fair value of the forward contract	(2,465)

Balance at December 31, 2011	—

Assets and liabilities measured at fair value on a nonrecurring basis

The Group's financial assets and liabilities measured at fair value on a nonrecurring basis include acquired assets and liabilities based on Level 3 inputs in connection with business acquisitions as set out in Note 3.

The Group re-measured certain intangible assets at their fair value on a nonrecurring basis as results of the impairment loss of $19 recognized in 2011, as set out in Note 10. The fair value was determined using models with significant unobservable inputs which were classified as Level 3 inputs, primarily the discounted future cash flow.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation
19.	SHARE-BASED COMPENSATION

On July 15, 2007, the Group adopted the 2007 Share Incentive Plan, which allows the Group to grant its employees, directors and consultants options or nonvested shares up to a maximum of 14,400,000 ordinary shares of the Company.

On December 14, 2009, the board of the directors and shareholders of the Company approved that the shares under the 2007 Share Incentive Plan were amended to increase by 11,652,000 shares to 26,052,000 shares.

On June 3, 2010, the number of shares that granted under the 2007 Share Incentive Plan was expanded by 5,935,000 ordinary shares, resulting in the total number of shares available for grant under this plan up to 31,987,000 shares.

On December 16, 2011, the shareholders of the Company approved that the maximum aggregate number of shares which may be issued under the 2007 Share Incentive Plan was expanded by 10,000,000 shares to 41,987,000 shares.

Stock options

On April 15, 2009, the Company granted a total of 7,732,000 share options to employees at an exercise price of $0.3 per share. And on December 24, 2009, the Company granted a total of 7,482,000 shares options at an exercise price of $0.5 per share.

The options vest in accordance with the vesting schedule set out in the option award agreement, which is either (1) 100% immediately on date of grant or (2) first 1/4 on first anniversary from the date of grant and 1/16 on each of the quarterly anniversaries from the first vesting date.

On March 31, 2010 (the "modification date"), the Company modified the terms of 14,736,800 stock options, which were granted to 233 employees and originally had the vesting schedule of 1/4 on first anniversary from the date of grant and 1/16 on each of the quarterly anniversaries from the first vesting date, as follows.

1,252,000 share options were canceled for the same number of nonvested shares, which vested immediately on the modification date. This modification resulted in a total incremental share-based compensation of $518 which, as well as the unrecognized compensation expenses related to the original share options, was recognized on the modification date.

3,670,000 share options were modified to vest immediately on the modification date. 4,179,000 shares options were modified to vest with 50% immediately on the modification date, 4.11% on each of the sequential 12 quarterly anniversaries from the modification date and 0.68% as of April 15, 2013. 2,598,800 shares options were modified to vest with 25% immediately on the modification date, 6.17% on each of the sequential 12 quarterly anniversaries from the modification date and 0.96% as of April 15, 2013. 2,565,000 shares options were modified to vest with 50% immediately on the modification date, 3.35% on each of the sequential 14 quarterly anniversaries from the modification date and 3.10% as of December 24, 2013. 472,000 shares options were modified to vest with 25% immediately on the modification date, 5.02% on each of the sequential 14 quarterly anniversaries from the modification date and 4.72% as of December 24, 2013. The accelerated vesting of these share options did not result in incremental share-based compensation as the fair value of the modified award measured immediately after the modification was less than the fair value of the original award measured immediately before the modification. The unrecognized compensation expenses related to the original share options as of the modification date are recognized over the modified vesting periods using the graded vesting attribution method.

In addition, 150,000 options of one employee were canceled, which resulted in the unrecognized compensation expenses related to these share options being recognized immediately.

On April 30, 2010, the Company granted a total of 1,044,000 share options to employees at an exercise price of $0.5 or $1.0 per share. The options vest in accordance with the vesting schedule set out in the option award agreement, which is either (1) 100% immediately on the date of grant or (2) first 1/4 on the date of grant and 3/64 on each of the 16 quarterly anniversaries from the date of grant.

The options lapse on the earlier of (1) seven years from the date it is granted; (2) three months after the grantee's termination of employment as an employee; and (3) one year after the date of the grantee's termination of employment or service on account of disability or death.

	Options granted	Weighted average exercise price per option	Fair value per ordinary share at the grant dates	Weighted average intrinsic value per option at the grant dates
April 15, 2009	7,732,000	0.30	0.45	0.15
December 24, 2009	7,482,000	0.50	0.71	0.21
April 30, 2010	400,000	0.50	2.50	2.00
April 30, 2010	644,000	1.0	2.50	1.50

Total	16,258,000

	Number of options	Weighted average exercise price per option
Outstanding at January 1, 2011	14,188,150	0.42
Forfeited/cancelled	(324,711)	0.56
Exercised	(2,806,032)	0.45

Outstanding at December 31, 2011	11,057,407	0.41

The following table summarizes the information regarding the share options as of December 31, 2011:

	As of December, 31, 2011
	Number outstanding	Weighted average remaining contractual life	Weighted average exercise price per option	Aggregate intrinsic value as of December 31, 2011
Outstanding	11,057,407	4.63	0.41	23,203
Exercisable	8,349,876	4.62	0.40	17,588
Vested and expected to vest	10,976,181	4.63	0.41	23,035

Total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was $nil, $1,314 and $9,558.

The weighted-average grant date fair value of options granted for the years ended December 31, 2009 and 2010 was $0.34 and $1.85, respectively. No option granted in the year ended December 31 2011.

The fair value of each option granted was estimated on the date of grant using the binomial lattice option pricing model with the following assumptions used for grants during the applicable periods.

	2009	2010
Risk-free interest rate of return	2.772% to 3.572%	3.419%
Volatility	51.3% to 57.2%	40.2% to 50.7%
Dividend yield	0.00%	0.00%
Exercise multiple	2.0	2.0

(1)	Volatility

The volatility of the underlying ordinary shares during the life of the options was estimated based on the historical stock price volatility of listed comparable companies over a period comparable to the contractual life of the options.

(2)	Risk-free interest rate

Risk-free interest rate was estimated based on the yield to maturity of PRC international government bonds with a maturity period close to the contractual life of the options.

(3)	Dividend yield

The dividend yield was estimated by the Company based on its expected dividend policy over the contractual life of the options.

(4)	Exercise multiple

Exercise multiple represents the value of the underlying stock as a multiple of the exercise price of the option which, if achieved, results in exercise of the option.

(5)	Fair value of underlying ordinary shares

The fair value of the ordinary shares on the grant dates, before the IPO of the Company, was estimated by the Company, with assistance from American Appraisal China Limited, or American Appraisal, an independent third-party appraiser. After the IPO, the closing market price of the Company as of the grant date was used as the fair value of the ordinary shares on that date.

The Group recorded share-based compensation of $911, $4,333 and $753 for options granted to employees in the statements of operations for the years ended December 31, 2009, 2010 and 2011 respectively.

There was $485 of total unrecognized compensation expense related to unvested share options granted as of December 31, 2011. The expense is expected to be recognized over a weighted-average period of 2.1 years according to the graded vesting schedule.

Nonvested shares

Performance based

On May 13, 2008, the Company granted 800,000 nonvested ordinary shares to four employees under the 2007 Share Incentive Plan. The fair value of the nonvested shares at the date of grant was $0.41 and the shares vested immediately upon the completion of the IPO in July 2010, the compensation costs in relation to theses nonvested shares amounting to $328 was recorded as of the completion of IPO.

Non-performance based

On April 15, 2009 and December 24, 2009 the Company granted 5,868,000 and 2,840,000 nonvested ordinary shares to employees respectively. The nonvested shares vest in accordance with the vesting schedule set out in the option award agreement, which is (1) 100% immediately at date of grant, or (2) 50% immediately at date of grant and 1/4 on each of the anniversaries since the date of grant or (3) 25% immediately at date of grant and 1/4 on each of the anniversaries since the date of grant.

On March 31, 2010, as a modification to certain share options, the Company granted 1,252,000 nonvested shares to related employees, which vest immediately on the modification date.

In addition, on March 31, 2010, 2,799,000 nonvested shares granted to three employees, which originally had a vesting period of two or three years from the date of grant, were modified to vest immediately on the modification date. The accelerated vesting of these nonvested shares did not result in incremental share-based compensation as the fair value of the modified award measured immediately after the modification equaled to the fair value of the original award measured immediately before the modification. The unrecognized compensation expenses related to the original nonvested shares as of the modification date were recognized on the modification date.

On June 30, 2010 and June 15, 2011, the Company granted another 140,000 and 120,000 nonvested ordinary shares to the independent directors of the Company respectively, which vest 25% on each anniversary from the grant date over a four-year period.

On February 9, 2011, the Company granted 168,000 nonvested shares to employees, which vest 48,000 shares on first anniversary from grant date and 40,000 shares on each of the following three anniversaries.

On February 23, 2011 and May 18, 2011, the Company granted 164,000 and 670,000 nonvested shares to employees respectively, which vest 1/4 on first anniversary from the date of grant and 1/16 on each of the quarterly anniversaries from the first vesting date.

On April 27, 2011, the Company granted a total of 714,587 nonvested shares to key employees in connection with the acquisitions of PDAger and Etag. The nonvested shares vest in accordance with the vesting schedule set out in the option award agreement, which is (1) 1/2 vested on the second anniversary of the grant date and 1/2 vested on the third anniversary of the grant date or (2) 1/5 vested on the first anniversary of the grant date and 2/5 vested on the second and third anniversary of the grant date or (3) 1/3 on each of the anniversary from the grant date.

On September 30, 2011, the Company granted 1,397,200 nonvested shares to employees, which vest (1) first 1/4 on first anniversary from the date of grant and 1/16 on each of the quarterly anniversaries from the first vesting date or (2) over three years period with 15% vested quarterly in the first year after the grant date and 10% vested half of a year in the remaining two years.

The fair value of the nonvested shares at the date of grant was, before the IPO of the Company, estimated considering a number of factors and taking into account standard valuation methods. After the IPO, the closing market price of the Company as of the grant date was used as the fair value of the nonvested shares on that date.

A summary of the non-performance based nonvested shares activity is as follows:

	Nonvested ordinary shares granted	Fair value per nonvested share at the grant dates
April 15, 2009	5,868,000	0.45
December 24, 2009	2,840,000	0.71
March 31, 2010	1,252,000	1.97
June 30, 2010	140,000	3.13
February 9, 2011	168,000	4.01
Feb 23, 2011	164,000	3.81
April 27, 2011	714,587	4.71
May 18, 2011	670,000	4.34
June 15, 2011	120,000	3.86
September 30, 2011	1,397,200	3.41

Total	13,333,787

	Number of nonvested shares	Weighted average grant date fair value
Outstanding at January 1, 2011	140,000	3.13
Granted	3,233,787	3.96
Vested (1)	(185,000)	3.35
Forfeited	(104,000)	4.30

Outstanding at December 31, 2011	3,084,787	3.94

(1)	150,000 shares that vested on December 31, 2011 were not included in outstanding shares as the registration of the shares were not completed until February 2012, but were included in computation of basic net income per share.

The total fair value of non-performance based nonvested shares vested during the year ended December 31, 2011 as of the date of vesting was $506.

The Group recorded compensation expenses of $3,921, $1,796 and $4,608 for the year ended December 31, 2009, 2010 and 2011, respectively based on the fair value of non-performance based nonvested shares on the grant dates over the requisite service period of award using the graded vesting attribution method.

There was $8,242 of total unrecognized compensation expense related to non-performance based nonvested shares granted as of December 31, 2011. The expense is expected to be recognized over a weighted-average period of 3.0 years according to the graded vesting schedule.

PRC Contribution Plan	12 Months Ended
Dec. 31, 2011
PRC Contribution Plan [Abstract]
PRC Contribution Plan
20.	PRC CONTRIBUTION PLAN

Full time employees of the Group in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employees' salaries. The total contribution for such employee benefits were $4,440, $5,429 and $8,405 for the years ended December 31, 2009, 2010 and 2011, respectively.

Statutory Reserves	12 Months Ended
Dec. 31, 2011
Statutory Reserves [Abstract]
Statutory Reserves
21.	STATUTORY RESERVES

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, the Group's subsidiaries and VIEs located in the PRC (mainland), being foreign invested enterprises established in the PRC (mainland), are required to provide for certain statutory reserves, namely general reserve, enterprise expansion reserve, and staff welfare and bonus reserve, all of which are appropriated from net profit as reported in their PRC statutory accounts. The Group's subsidiaries are required to allocate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Group's subsidiaries.

The appropriation to these reserves by the Group's PRC (mainland) subsidiaries were $1,708, $2,610 and $3,041 for the years ended December 31, 2009, 2010 and 2011.

Commitments	12 Months Ended
Dec. 31, 2011
Commitments [Abstract]
Commitments
22.	COMMITMENTS

(a)	Operating lease commitments

The Group has entered into operating lease agreements principally for its office spaces. These leases expire through 2016 and are renewable upon negotiation. Rental expense under operating leases was $1,216, $1,179 and $2,088 for the years ended December 31, 2009, 2010 and 2011 respectively. Rent expense included in income from continued operation was $1,129, $1,179 and $2,088 for the years ended December 31, 2009, 2010 and 2011, respectively, and that included in loss from discontinued operations was $87, $ nil and $ nil for the years ended December 31, 2009, 2010 and 2011, respectively.

Future minimum lease payments under such non-cancelable leases as of December 31, 2011 are as follows:

Year 2012	2,042
Year 2013	1,040
Year 2014	802
Year 2015	409
Year 2016 and thereafter	214

4,507

(b)	Capital commitments

There was no capital commitment for purchase of equipment and inventory as of December 31, 2011.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
23.	RELATED PARTY TRANSACTIONS

(a)	As of December 31, 2010 and 2011, the Group had the following outstanding balances with its related parties:

	As of December 31,
	2010	2011
Loan to an entity controlled by principal shareholders of the Group: (1)
Hunan Phoenix Ancient City Cultural Tourism Investment Co., Ltd. (formerly known as Hunan Phoenix Ancient City Tourism Co., Ltd.)	1,212	159
Receivable from a joint venture for operating expenses incurred on its behalf:
Beijing GoldenTom Information Technology Co., Ltd.	—	59
Others	—	3

Subtotal, non-trading	1,212	221

Trading receivable from a joint venture in respect of digital map data revenues: (2)
Beijing GoldenTom Information Technology Co., Ltd.	—	1,056

Total	1,212	1,277

(b)	Related party transactions consist of the following:

	Year ended December 31,
	2009	2010	2011
Research and development expenses associated with an entity controlled by principal shareholders of the Group: (3)
Beijing GaoDeTaiXin Technology Co., Ltd.	—	489	—
Revenue shared with a joint venture (2)
Beijing GoldenTom Information Technology Co., Ltd.	—	—	249

(1) The loans are payable on demand, no-interest bearing, and uncollateralized.

(2) On October 28, 2011, AutoNavi Software and TomTom Global established a joint venture of GoldenTom to provide digital map databases and traffic information in China (see "Note 8 Equity method investment"). Total revenue generated by GoldenTom was shared among GoldenTom, AutoNavi Software and TomTom by 10%, 65% and 25%, respectively. As of December 31, 2011, the receivable from GoldenTom was $1,056 including VAT of $153, of which $249 was recognized as revenue in 2011 and $645 recorded as deferred revenue due to post contract service term. The total shared revenue of $1,056 was not collected and recorded in accounts receivable as of December 31, 2011.

(3) In 2010, the Group had expenses of $489 relating to the outsourcing of a portion of research and development to Beijing GaoDeTaiXin Technology Co., Ltd.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENTS

Grant of nonvested shares

On February 27, 2012, the Company granted a total of 4,612,000 nonvested ordinary shares to employees under the 2007 Share Incentive Plan, as currently in effect. The nonvested shares vest in accordance with the vesting schedule set out in the nonvested shares award agreement, which is (1) 1/4 on March 1, 2013 and 1/16 on each of the 12 quarterly anniversaries subsequent to the first vesting date or (2) 6.25% on June 1, 2012 and 6.25% on each of the 15 quarterly anniversaries subsequent to the first vesting date or (3) 8.5% on June 1, 2012, 8.5% on each of the 7 quarterly anniversaries subsequent to the first vesting date and 8% on the following 4 quarters or (4) 50% on March 1, 2013 and 50% on March 1, 2014. The fair value of each nonvested share at the date of grant was $2.72. The Group has determined the grant date fair value of the nonvested shares was $12,545 which will be recognized in the consolidated statement of operations in the respective service period set out in the award agreement.

Acquisition of equity method investment

On January 17, 2012 the Company acquired 20% equity interest in Ariadne's Thread Co., Ltd with the cash consideration of $477, which is an ecommerce platform operator and will assist the company to carry out ecommerce combined with digital map services. The acquisition is accounted for under equity method. The Company paid the cash consideration of $183 as of December 31, 2011, which was recognized in "prepaid consideration in connection with equity investment" on the consolidated balance sheet, and the remaining consideration of $294 was paid in February and March 2012.

Disposal of Xuancai

In January 2012, the Company entered an agreement with a third party to sell all its equity interest in XuanCai, which is mainly engaged in value-added mobile service. There was no material business operation in XuanCai before the disposal and accordingly this disposal was not reported as discontinued operation. The total consideration was $47 and the loss from the disposal of XuanCai was $9.

Share Repurchase Program

On February 27, 2012, the Company was authorized, but not obligated, by its board of directors to repurchase up to US$50.0 million worth of its own ADSs within 12 months upon receiving such authorization. The repurchases may be made from time to time on the open market at prevailing market prices pursuant to a 10b5-1 plan (which allows AutoNavi to repurchase its ADSs pursuant to the pre-determined terms under the plan at any time, including periods in which it may be in possession of material non-public information), in negotiated transactions off the market, in block trades or otherwise. The timing and extent of any purchases will depend upon market conditions, the trading price of its ADSs and other factors, and is subject to the restrictions relating to volume, price and timing under applicable law. The Company expects to implement this share repurchase program in a manner consistent with market conditions and the interests of the shareholders. The Company's board of directors will review the share repurchase program periodically, and may authorize adjustment of its terms and size accordingly. The Company plans to fund repurchases made under this program from its available cash balance.

Pursuant to the share repurchase plan, the Company repurchased 73,567 ADSs in March and April 2012, representing 294,268 ordinary shares, with a total consideration of $905 at the price range of $11.63 to $12.57 per ADS including brokerage commissions. The repurchased shares were recorded as treasury stock and will be canceled subsequently.